Exhibit 10.11

November 6, 2014

Integrated Electrical Services, Inc.

5433 Westheimer, Suite 500

Houston, TX 77056

Attention: Robert W. Lewey

Re:	Amendment and Limited Consent

Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit and Security Agreement, dated as of September 24, 2014, by and among Integrated Electrical Services, Inc. (“Administrative Borrower”), certain of its subsidiaries and affiliates, as Borrowers and Guarantors (as defined therein), and Wells Fargo Bank, National Association (“Lender”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

Borrowers have requested that the Credit Agreement be amended to permit certain investments, on terms and conditions set forth in this letter agreement (this “Letter Agreement”).

Further, Borrowers have informed Lender that IES Subsidiary Holdings, Inc., a Delaware corporation (“Holdings”), desires to contribute, convey and assign all of the issued and outstanding membership interest in HK Engine Components, LLC (“HKEC”), an Indiana limited liability company (the “HKEC Shares”), to Magnetech Industrial Services, Inc., an Indiana corporation (“Magnetech”), pursuant to that certain Contribution, Conveyance and Assignment Agreement (the “Contribution Agreement”) dated effective as of October 1, 2014. Borrowers have requested that Lender consent to Holdings and Magnetech entering into the Contribution Agreement and consummating the transactions contemplated therein (the “Proposed Transaction”).

Borrowers acknowledge and agree that absent such consent, entering into the Contribution Agreement and the consummation of the Proposed Transaction contemplated therein would violate the Credit Agreement and would result in certain Defaults and Events of Default thereunder.

The Borrowers and Lender desire to amend the Credit Agreement as set forth in this Letter Agreement. Therefore, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

I. AMENDMENT

Effective as of the date hereof, the following definition set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Investments” means:

(a) Investments in cash and Cash Equivalents;

(b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;

Letter Agreement- Limited Consent

(c) advances made in connection with purchases of Goods or services in the ordinary course of business;

(d) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1;

(e) Permitted Intercompany Advances;

(f) Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to Indebtedness that is permitted under clause (g) of the definition of Permitted Indebtedness; and

(g) Investments in an original amount not to exceed $10,000,000 in the aggregate for all Loan Parties in marketable securities, pursuant to the investment policy attached hereto as Exhibit G (provided, that, for the avoidance of doubt, no Investment by any Loan Party made pursuant to this clause (g) shall be included in the calculation of “Liquidity”).

Effective upon the execution of this Letter Agreement, the Credit Agreement shall be amended such that the Investment Policy attached hereto as Annex A shall be added as Exhibit G to the Credit Agreement immediately following Exhibit F thereto.

Effective upon the execution of this Letter Agreement, the Credit Agreement shall be amended such that Schedules 5.1(b) and 5.1(c) to the Information Certificate attached to the Credit Agreement as Exhibit E thereto shall be replaced with the corresponding schedules attached hereto as Annex B.

II. CONSENTS

Subject to the terms and conditions set forth below, Lender hereby (a) consents to Holdings and Magnetech entering into the Contribution Agreement and consummating of the Proposed Transaction and (b) agrees that no Default or Event of Default shall have occurred or be deemed to have occurred under the Credit Agreement or any of the Loan Documents solely as a result of Holdings and Magnetech entering into the Contribution Agreement and consummating of the Proposed Transaction and that Lender shall not exercise any of its rights and remedies under the Credit Agreement and the Loan Documents solely as a result of Holdings and Magnetech entering into the Contribution Agreement and consummating of the Proposed Transaction.

III. CONDITIONS PRECEDENT

The foregoing consent and agreements by Lender are subject to the satisfaction of the following conditions in form and substance acceptable to Lender in its sole discretion:

(i) Lender shall have received this letter agreement duly and validly executed by Borrowers, Guarantors and Lender;

(ii) Lender shall have received a Pledged Interests Addendum duly executed by Magnetech;

(iii) Lender shall have received original certificates representing the HKEC Shares, together with corresponding transfer powers in substance and form satisfactory to Lender;

Letter Agreement- Limited Consent

(iv) Lender shall have received an executed copy of the Contribution Agreement;

(v) Lender shall have received evidence of all third party consents and approvals required in connection with the consummation of the Proposed Transaction and authorizing resolutions of Holdings and Magnetech or their equity holders in connection with the Proposed Transaction;

(vi) with respect to the Proposed Transaction, after giving effect to the consents set forth herein, immediately prior to and after giving effect to such Proposed Transaction, no Default or Event of Default shall have occurred and be continuing; and

(vii) after giving effect to the consents set forth herein, the representations and warranties contained in the Credit Agreement and the Loan Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except to the extent a representation or warranty relates solely to a specific earlier date, in which case such representation or warranty shall have been true and complete on and as of such earlier date).

IV. MISCELLANEOUS

Except as expressly set forth in this Letter Agreement, nothing contained herein shall be construed as a waiver by Lender of any other present or future violation, Default or Event of Default, covenant or provision of the Credit Agreement, any Loan Document, or of any other contract or instrument between Borrowers and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right Lender has to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Credit Agreement, each Loan Document, and any other contract or instrument among Borrowers and Lender. Irrespective of any previous failures or delays of Lender in the monitoring or in the requiring of compliance by Borrower with the duties, obligations, and agreements of Borrowers in the Credit Agreement and the Loan Documents, hereafter Borrowers are expected to comply strictly with their duties, obligations and agreements under the Credit Agreement and the Loan Documents. Similarly, except as set forth above, nothing contained in this Letter Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Lender’s rights at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrowers under the Credit Agreement and the Loan Documents or any right, privilege or remedy of Lender under the Credit Agreement and the Loan Documents or any other contract or instrument among Borrowers and Lender. Nothing in this Letter Agreement shall be construed to be a consent by Lender to any transactions other than the Proposed Transaction.

This Letter Agreement shall be a “Loan Document” and failure to comply with the terms and conditions hereof shall be an Event of Default. This Letter Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or other form of electronic transmission shall be deemed to be an original signature hereto.

This Letter Agreement is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns. This Letter Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS LETTER AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Letter Agreement- Limited Consent

THIS LETTER AGREEMENT, THE CREDIT AGREEMENT, AND THE LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Please execute this Letter Agreement in the space provided below to acknowledge each Borrower’s agreement to the foregoing. By execution of this Letter Agreement in the space provided below, each Borrower (a) ratifies and confirms that the Credit Agreement and all Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms and (b) agrees to reimburse and save Lender harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, and delivery of this Letter Agreement, including, without limitation, the reasonable fees and expenses of legal counsel to Lender which may be payable in respect of this Letter Agreement.

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Letter Agreement- Limited Consent

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Howard I. Handman
Name:	Howard I. Handman
Title:	Authorized Signatory

Letter Agreement- Limited Consent

AGREED TO AND ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE

BORROWERS:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Senior Vice President

IES COMMERCIAL & INDUSTRIAL, LLC

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	President

IES COMMERCIAL, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

IES PURCHASING & MATERIALS, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	President

IES RESIDENTIAL, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

INTEGRATED ELECTRICAL FINANCE, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	President

Letter Agreement- Limited Consent

IES MANAGEMENT LP

By: INTEGRATED ELECTRICAL FINANCE,
INC., its General Partner

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	President

IES MANAGEMENT ROO, LP

By: IES OPERATIONS GROUP, INC., its
General Partner

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	President

IES RENEWABLE ENERGY, LLC

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

IES SUBSIDIARY HOLDINGS, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Chief Financial Officer

HK ENGINE COMPONENTS, LLC

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

Letter Agreement- Limited Consent

ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE

GUARANTORS:

IES CONSOLIDATION, LLC

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

IES SHARED SERVICES, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

IES PROPERTIES, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

KEY ELECTRICAL SUPPLY, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

IES TANGIBLE PROPERTIES, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

IES OPERATIONS GROUP, INC.

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

ICS HOLDINGS LLC

By:	/s/ Robert W. Lewey
Name:	Robert W. Lewey
Title:	Vice President

Letter Agreement- Limited Consent